                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of Report (Date of earliest event reported)      September 8, 2003


                           VION PHARMACEUTICALS, INC.
                          ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-26534               13-3671221
----------------------------           -----------          ------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)

    4 Science Park, New Haven, CT                                  06511
---------------------------------------                         ----------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:   (203) 498-4210
                                                      --------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On September 8, 2003, Vion Pharmaceuticals, Inc. (the "Company") entered into a Securities Purchase Agreement ("Purchase Agreement") with certain purchasers named therein ("Purchasers") relating to a the private placement of shares of Common Stock and warrants ("Warrants"), and a Registration Rights Agreement relating thereto. Upon closing of the transaction, the Company will issue 6,475,000 shares of Common Stock ("Shares") to the Purchasers at a per share price of $1.75, for an aggregate amount of gross proceeds of approximately $11,331,250, and issue Warrants to the Purchasers for the purchase of 6,475,000 shares of Common Stock at an exercise price of $2.50 per share, subject to certain customary adjustments. The Warrants can be exercised any time within five years after the closing date of the transaction.

         In connection with the placement, the Company will pay certain cash fees to the placement agent, Rodman & Renshaw, Inc., for its activities engaged on behalf of the Company. In addition, the Company will issue to Rodman & Renshaw, Inc. a warrant to purchase 100,000 shares of its Common Stock for $2.50 per share.

         Pursuant to a Registration Rights Agreement, the Company will file a registration statement on Form S-3 (the "Registration Statement") to cover the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants. In addition, pursuant to the terms of the Purchase Agreement, the Company agreed not to enter into any financing transactions for the issuance of shares of the Company until the earlier of 120 days after closing date of the transaction or 15 days of the effectiveness of the Registration Statement and not to file any registration statement with respect to any subsequent financing prior to 15 days after the effective date of the Registration Statement.

         Copies of the Purchase Agreement and Registration Rights Agreement and a Form of Common Stock Purchase Warrant issued to the Purchasers and to Rodman & Renshaw, Inc. are filed as exhibits to this report and are incorporated in this report by reference. On September 9, 2003, the Company issued a press release announcing the execution of definitive agreements for the transaction. A copy of this press release is filed as an exhibit to this report and is incorporated in this report by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

                  10.1 Securities Purchase Agreement dated September 8, 2003, by and between Vion Pharmaceuticals, Inc. and the purchasers named therein.

                  10.2 Registration Rights Agreement dated September 8, 2003, by and between Vion Pharmaceuticals, Inc. and the purchasers named therein.

                  10.3 Form of Common Stock Purchase Warrant to be issued to the purchasers under the Securities Purchase Agreement.

                  10.4 Form of Common Stock Purchase Warrant to be issued to Rodman & Renshaw, Inc. in connection with the private placement of Common Stock and warrants.

                  99.1 Press release dated September 9, 2003 announcing the execution of the definitive agreements for the private placement of shares of Common Stock and warrants.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             VION PHARMACEUTICALS, INC.

Date: September 10, 2003     By:   /s/ Howard B. Johnson
                                   ---------------------
                             Name: Howard B. Johnson
                             Title:   Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

10.1 Securities Purchase Agreement dated September 8, 2003, by and between Vion Pharmaceuticals, Inc. and the purchasers named therein.

10.2 Registration Rights Agreement dated September 8, 2003, by and between Vion Pharmaceuticals, Inc. and the purchasers named therein.

10.3 Form of Common Stock Purchase Warrant dated September 8, 2003, issued to the purchasers under the Securities Purchase Agreement.

10.4 Form of Common Stock Purchase Warrant to be issued to Rodman & Renshaw, Inc. in connection with the private placement of shares of Common Stock and warrants.

99.1 Press release dated September 9, 2003 announcing the execution of the definitive agreements for the private placement of shares of Common Stock and warrants.






                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as................  'r'